UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:	September 22, 2008
Date of earliest event reported:	September 18, 2008

OFFICEMAX INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-5057	82-0100960
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

263 Shuman Blvd.

Naperville, Illinois 60563

(Address of principal executive offices) (Zip Code)

(630) 438-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 18, 2008, we filed an 8-K relating to the securitization notes that our wholly-owned bankruptcy remote subsidiary, OMX Timber Finance Investments II, LLC (“OMX Timber II”) has issued and outstanding.  We are filing as an exhibit to this 8-K a copy of the indenture (the “Indenture”) applicable to the securitization notes, which is incorporated herein by reference.

On September 19, 2008, we issued a press release relating to the securitization notes that OMX Timber II has issued and outstanding.  We are filing as an exhibit to this 8-K a copy of the press release, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Indenture dated as of December 21, 2004 by and between OMX Timber Finance Investments II, LLC, as the Issuer, and Wells Fargo Bank Northwest, N.A., as Trustee.

Exhibit 99.2	Press Release dated September 19, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    September 22, 2008

OFFICEMAX INCORPORATED

By:	/s/ Matthew R. Broad
Matthew R. Broad
Executive Vice President and General Counsel

EXHIBIT INDEX

Number	Description

99.1	Indenture dated as of December 21, 2004 by and between OMX Timber Finance Investments II, LLC, as the Issuer, and Wells Fargo Bank Northwest, N.A., as Trustee.

99.2	Press Release dated September 19, 2008